RASC Series 2005-KS7 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS7

$387,656,000 (Approximate)

Subject to Revision

July 13, 2005 - Computational Materials

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JPMORGAN

New Issue Computational Materials

$387,656,000

(Approximate)

RASC Series 2005-KS7 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-KS7

July 13, 2005

Expected Timing:	Pricing Date:	On or about July 15, 2005
	Settlement Date:	On or about July 28, 2005
	First Payment Date:	August 25, 2005

Structure:	Bond Structure:	$387,656,000 (approximate) senior/subordinate structure, floating rate
	Rating Agencies:	Moody's, Standard & Poor's and Fitch

RASC Series 2005-KS7 Trust
Home Equity Mortgage Asset-Backed Pass-Through Certificates

$387,656,000 (Approximate)

Subject to Revision

Characteristics of the Certificates(1) (2) (3)
Class	Expected Ratings (Moody's/S&P /Fitch)	Expected Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat(2) (3)	Expected Principal Window (mos) Call/Mat(2) (3)	Scheduled Final Distribution Date
A-1(4)	Aaa/AAA/AAA	$149,300,000	FLT	SEQ	1.00 / 1.00	1-21 / 1-21	Jan 2026
A-2(4) (5)	Aaa/AAA/AAA	$151,500,000	FLT	SEQ	3.00 / 3.07	21-73 / 21-96	August 2035
A-3(4) (5)	Aaa/AAA/AAA	$10,444,000	FLT	SEQ	6.08 / 10.17	73-73 / 96-166	August 2035
M-1(4) (5)	Aa1/AA+/AA+	$14,802,000	FLT	MEZ	4.66 / 5.10	46-73 / 46-140	August 2035
M-2(4) (5)	Aa2/AA/AA+	$13,202,000	FLT	MEZ	4.50 / 4.93	43-73 / 43-135	August 2035
M-3(4) (5)	Aa3/AA/AA+	$8,001,000	FLT	MEZ	4.42 / 4.83	42-73 / 42-128	August 2035
M-4(4) (5)	A1/AA-/AA	$7,401,000	FLT	MEZ	4.37 / 4.78	41-73 / 41-124	August 2035
M-5(4) (5)	A2/A+/AA-	$6,801,000	FLT	MEZ	4.34 / 4.72	40-73 / 40 -119	August 2035
M-6(4) (5)	A3/A+/A+	$6,401,000	FLT	MEZ	4.31 / 4.68	39-73 / 39-114	August 2035
M-7(4) (5)	Baa1/A/A	$5,801,000	FLT	MEZ	4.29 / 4.62	39-73 / 39 -109	August 2035
M-8(4) (5)	Baa2/A-/A-	$5,001,000	FLT	MEZ	4.27 / 4.56	38-73 / 38-102	August 2035
M-9(4) (5)	Baa3/BBB+/BBB+	$4,601,000	FLT	MEZ	4.26 / 4.49	38-73 / 38-96	August 2035
M-10(4) (5)	Ba1/BBB/BBB	$4,401,000	FLT	MEZ	4.25 / 4.41	37-73 / 37-89	August 2035

  The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

  Pricing Speed (fixed rate mortgage loans) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

  Pricing Speed (adjustable rate mortgage loans) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

  The Offered Certificates will be priced to the Optional Termination Date and Pricing Speed for the mortgage loans.

  The Offered Certificates may be subject to a net WAC cap.

  The applicable margin on the Class A-2 and Class A-3 Certificates will increase to 2x the original margin and the applicable margin on the Class M Certificates will increase to 1.5x the original margin beginning on the second DDistribution DDate after the related Optional Termination Date.

Certificates:

The Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates (the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates (the "Class M Certificates"). The Class SB Certificates are not offered hereby.

The Class A Certificates and the Class M Certificates will be offered by the Prospectus (the "Offered Certificates").

Depositor:	Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Corporation
Seller and Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC")
Sub-Servicer:	Primary servicing will be provided primarily by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation.
Trustee:	US Bank National Association
Lead Underwriter:	J.P. Morgan Securities Inc.
Statistical Calculation Date:	July 1, 2005
Closing Date:	On or about July 28, 2005
Distribution DDates:	The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in August 2005. The initial DDistribution DDate will be August 25, 2005.
Form of Certificates:	The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.
Minimum Denominations:

The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 and Class M-10 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status:	The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEA Eligibility:	None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Optional Termination Date:

If the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof ("Optional Termination Date"), the holders of the call rights may terminate the trust.

Mortgage Loans:

The mortgage pool will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Approximately 12.25% of the Mortgage Loans provide for an initial interest-only period of up to five years.

Silent Seconds:

The mortgaged properties relating to approximately 21.82% of the first-lien mortgage loans are subject to a second-lien mortgage loan ("Silent Second") that was originated at the same time as the first-lien mortgage loan. The Silent Seconds are not part of the mortgage pool. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 84.83%.

Prepayment Assumption:

Fixed Rate Mortgage Loans: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment assumption assumes (i) a per annum prepayment rate of 2% of the then outstanding principal balance of the adjustable-rate mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 28%/11 per annum in each month thereafter through the eleventh month, (iii) a constant prepayment rate of 30% per annum in the twelfth month through the twenty-second month, (iv) a constant prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh month and (v) a constant prepayment rate of 35% per annum thereafter).

Basis Risk Shortfall:

With respect to the Class A and Class M Certificates and any Distribution Date on which the Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) the weighted average Maximum Net Mortgage Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the yield maintenance agreement provider to make required payments pursuant to the related yield maintenance agreement will be Basis Risk Shortfalls payable in the amounts and priority described under clause (8) under Priority of Distributions.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates.

Credit Enhancement:

A. Excess Cash Flow

For any Distribution Date, the sum of (i) the excess of the available distribution amount over the sum of (a) the interest distribution amount for the certificates and (b) the principal remittance amount and (ii) any overcollateralization reduction amount.

Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

B. Overcollateralization ("OC")

Total

Initial (% Orig.)

3.10%

OC Target (% Orig.)

3.10%

Stepdown OC Target (% Current)(1)

6.20%

OC Floor (% Orig.)

0.50%

(1) Subject to certain trigger events as specified herein.

C. Subordination

Except as described below, if the Class M Certificates remain outstanding, losses on the mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class M Certificates are outstanding and if there is no excess cashflow or overcollateralization, all such losses will be allocated to the Class A Certificates as described in the prospectus supplement.

Initial Subordination:

Class Subordination

A 22.20%

M-1 18.50%

M-2 15.20%

M-3 13.20%

M-4 11.35%

M-5 9.65%

M-6 8.05%

M-7 6.60%

M-8 5.35%

M-9 4.20%

M-10 3.10%

Priority of Distributions:

Distributions to the holders of the Certificates will be made generally as follows:

(1) From the available distribution amount, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the Expense Fee Rate) in the following order of priority:

  To the Class A Certificates, pro rata;

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates;

  To the Class M-9 Certificates; and,

  To the Class M-10 Certificates.

(2) The Principal Distribution Amount will be distributed as follows:

  To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 and Class A-3 Certificates in that order, until the certificate principal balances thereof have been reduced to zero;

  To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

  To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

  To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

  To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

  To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

  To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

  To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

  To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

  To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and,

  To Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

(3) From Excess Cash Flow, to pay to holders of the class or classes of Certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(4) From Excess Cash Flow, as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(5) From Excess Cash Flow, to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

(6) From Excess Cash Flow, to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Ddistribution Ddate, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Ddistribution Ddate;

(7) From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Ddistribution Ddates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(8) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then the Subordinate Certificates, in order of priority, the amount of any Basis Risk Shortfall remaining unpaid as of that Ddistribution Ddate;

(9) From Excess Cash Flow, to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Ddistribution Ddate;

(10) From Excess Cash Flow, to pay to the holders of the Class A Certificates, pro rata, and then to the Subordinate Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and,

(11) From Excess Cash Flow, to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
Pass-Through Rates:

On each Distribution Date the pass-through rate for each class of Certificates will be a per annum rate equal to the lesser of (i) one month LIBOR plus the applicable margin and (ii) the Net WAC Cap Rate. If the holders of the call rights do not purchase the remaining Mortgage Loans on the first possible Optional Termination Date, the applicable margin on the Class A-2 Certificates and the Class A-3 Certificates will increase to 2x the original margin and the applicable margin for the Class M Certificates will increase to 1.5x the original margin on the second Distribution Date following such first possible Optional Termination Date. Pass-Through Rates:

  On each Distribution Date, the Class A-1 Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus [ ]% (the "Class A-1 Margin"), (y) the Net WAC Cap Rate, and (z) 14.00%.

  The Class A-2 Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus [ ]% (the "Class A-2 Margin"), (y) the Net WAC Cap Rate, and (z) 14.00%.

  The Class A-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-3 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 2 times the Class A-3 Margin, (y) the Net WAC Cap Rate, and (z) 14.00%.

  The Class M Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M Margin, and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the related Class M Margin, (y) the Net WAC Cap Rate, and (z) 14.00%.

Net WAC Cap Rate:

The pass-through rate of the Class A and Class M Certificates with respect to each Distribution Date will be subject to a per annum rate equal to the product of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs multiplied by (ii) a fraction equal to 30 divided by the actual number of days in the related interest accrual period; as adjusted to account for payments, if any, required to be made under the yield maintenance agreement.

Expense Fee Rate:

With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus the Expense Fee Rate. (a) the master servicing fee and (b) the sub-servicing fee.
Maximum Net Mortgage Rate:	With respect to any adjustable rate Mortgage Loan, the maximum net mortgage rate; with respect to any fixed rate Mortgage Loan, the Net Mortgage Rate.
Eligible Master Servicing Compensation:

With respect to any Distribution Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.
Senior Enhancement Percentage:

On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) 2.65 and (b) the Sixty-Plus Delinquency Percentage equals or exceeds the Senior Enhancement Percentage for that Distribution Date or (ii) on or after the Distribution Date in [MONTH, YEAR]August 2007 the cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Months 25-36 [1.75]% in the first month plus an additional 1/12th of 1.75% for every month thereafter

Months 37-48 3.50]% in the first month plus an additional 1/12th of 2.00% for every month thereafter

Months 49-60 5.50]% in the first month plus an additional 1/12th of 1.75% for every month thereafter

Months 61-72 7.25]% in the first month plus an additional 1/12th of 0.25% for every month thereafter

Month 73 and thereafter 7.50%

Sixty-Plus Delinquency Percentage:

With respect to any Distribution Date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that Distribution Date.

Expected Credit Support Percentage:

For any class of Certificates, the initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the Overcollateralization Amount.

Class Initial After Step-Down

A 22.20% 44.40%

M-1 18.50% 37.00%

M-2 15.20% 30.40%

M-3 13.20% 26.40%

M-4 11.35% 22.70%

M-5 9.65% 19.30%

M-6 8.05% 16.10%

M-7 6.60% 13.20%

M-8 5.35% 10.70%

M-9 4.20% 8.40%

M-10 3.10% 6.20%

Principal Remittance Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Principal Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (x) the Principal Remittance Amount for the Mortgage Loans, (y) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A or Class M Certificates that remain unreimbursed on that Distribution Date and (z)the Excess Cash Flow to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the OC Target and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement minus any overcollateralization reduction amounts.

Class A Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the OC Floor.

Class M Principal Distribution Amount:

With respect to any Distribution Date, the sum of the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount, Class M-9 Principal Distribution Amount and Class M-10 Principal Distribution Amount, in each case for that Distribution Date.

Class M-1 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-3 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date in and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-4 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-5 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

Class M-6 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-7 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-8 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates and Class M-7 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-9 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Distribution Amount and Class M-8 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Class M-10 Principal Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, the Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and the Class M-9 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, after taking into account the distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount, Class M-8 Principal Distribution Amount and Class M-9 Principal Distribution Amount and (ii) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

Allocation of Losses:

Any realized losses will be allocated in the following order of priority:

  To Excess Cash Flow for the related Distribution Date;

  To the overcollateralization, until reduced to zero;

  To the Class M-10 Certificates, until reduced to zero;

  To the Class M-9 Certificates, until reduced to zero;

  To the Class M-8 Certificates, until reduced to zero;

  To the Class M-7 Certificated, until reduced to zero;

  To the Class M-6 Certificates, until reduced to zero;

  To the Class M-5 Certificates, until reduced to zero;

  To the Class M-4 Certificates, until reduced to zero;

  To the Class M-3 Certificates, until reduced to zero;

  To the Class M-2 Certificates, until reduced to zero;

  To the Class M-1 Certificates, until reduced to zero; and

  To the Class A Certificates, on a pro-rata basis until reduced to zero.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in [August 2008] and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

Subordination Percentage:

As to any class of Class A or M Certificates, the respective percentage set forth below:

Class Subordination Percentage

A 55.60%

M-1 63.00%

M-2 69.60%

M-3 73.60%

M-4 77.30%

M-5 80.70%

M-6 83.90%

M-7 86.80%

M-8 89.30%

M-9 91.60%

M-10 93.80%

Specified Enhancement Percentage:	The Specified Enhancement Percentage is 44.40%
Prospectus:

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A and Class M Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal of the Class A Certificates and Class M Certificates as applicable immediately preceding that Distribution Date and (ii) the strike rates set forth below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the related strike rates beginning with the Distribution Date in September, 2005. Such payments will be capped at their related maximum amount when one-month LIBOR equals or exceeds the related Ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in June, 2008.

Yield Maintance Agreement Schedule
Distribution Date	Notional Balance ($)	Strike Rate (%)	Ceiling (%)
08/25/2005	$387,656,000	NA	NA
09/25/2005	$385,723,969	6.40	9.68
10/25/2005	$382,917,713	6.62	9.68
11/25/2005	$379,231,048	6.40	9.68
12/25/2005	$374,663,848	6.61	9.67
01/25/2006	$369,221,544	6.39	9.67
02/25/2006	$362,915,302	6.39	9.67
03/25/2006	$355,762,163	7.10	9.66
04/25/2006	$347,785,122	6.37	9.65
05/25/2006	$339,129,474	6.59	9.65
06/25/2006	$329,824,942	6.36	9.64
07/25/2006	$319,906,481	6.57	9.63
08/25/2006	$310,275,968	6.35	9.63
09/25/2006	$300,925,027	6.34	9.62
10/25/2006	$291,845,526	6.55	9.61
11/25/2006	$283,029,569	6.32	9.60
12/25/2006	$274,469,489	6.53	9.59
01/25/2007	$266,157,846	6.30	9.58
02/25/2007	$258,087,413	6.29	9.57
03/25/2007	$250,251,175	7.00	9.56
04/25/2007	$242,642,323	6.27	9.55
05/25/2007	$235,254,244	6.49	9.54
06/25/2007	$222,378,278	6.25	9.53
07/25/2007	$210,205,705	8.59	9.51
08/25/2007	$198,745,393	8.27	9.50
09/25/2007	$187,906,894	8.25	9.49
10/25/2007	$177,655,678	8.52	9.47
11/25/2007	$171,270,726	8.21	9.46
12/25/2007	$165,103,852	8.49	9.45
01/25/2008	$159,147,516	8.92	9.44
02/25/2008	$153,404,805	8.91	9.43
03/25/2008	$0	9.55	9.42
04/25/2008	$142,499,305	8.87	9.40
05/25/2008	$137,323,260	9.17	9.39
06/25/2008	$132,323,233	8.84	9.38
07/25/2008	$0	NA	NA

Net WAC Cap Schedule
Period	Payment Date	Net WAC Rate(%)(1)	Effective Net WAC Rate(%)(2)	Period	Payment Date	Net WAC Rate(%)(1)	Effective Net WAC Rate(%)(2)
1	08/25/2005	7.44	7.44	38	09/25/2008	8.86	10.52
2	09/25/2005	6.72	10.00	39	10/25/2008	9.15	10.86
3	10/25/2005	6.94	10.00	40	11/25/2008	8.85	10.50
4	11/25/2005	6.72	10.00	41	12/25/2008	9.14	10.84
5	12/25/2005	6.94	10.00	42	01/25/2009	8.84	11.33
6	01/25/2006	6.72	10.00	43	02/25/2009	8.83	11.32
7	02/25/2006	6.72	10.00	44	03/25/2009	9.77	12.52
8	03/25/2006	7.44	10.00	45	04/25/2009	8.82	11.30
9	04/25/2006	6.72	10.00	46	05/25/2009	9.11	11.67
10	05/25/2006	6.94	10.00	47	06/25/2009	8.81	11.28
11	06/25/2006	6.72	10.00	48	07/25/2009	9.10	11.86
12	07/25/2006	6.94	10.00	49	08/25/2009	8.80	11.46
13	08/25/2006	6.72	10.00	50	09/25/2009	8.80	11.45
14	09/25/2006	6.72	10.00	51	10/25/2009	9.09	11.82
15	10/25/2006	6.94	10.00	52	11/25/2009	8.79	11.43
16	11/25/2006	6.72	10.00	53	12/25/2009	9.08	11.80
17	12/25/2006	6.94	10.00	54	01/25/2010	8.78	11.53
18	01/25/2007	6.72	10.00	55	02/25/2010	8.77	11.52
19	02/25/2007	6.72	10.00	56	03/25/2010	9.71	12.74
20	03/25/2007	7.44	10.00	57	04/25/2010	8.76	11.49
21	04/25/2007	6.72	10.00	58	05/25/2010	9.05	11.86
22	05/25/2007	6.95	10.00	59	06/25/2010	8.75	11.47
23	06/25/2007	6.72	10.00	60	07/25/2010	9.04	11.84
24	07/25/2007	8.89	10.00	61	08/25/2010	8.74	11.44
25	08/25/2007	8.59	10.00	62	09/25/2010	8.74	11.43
26	09/25/2007	8.58	10.00	63	10/25/2010	9.02	11.80
27	10/25/2007	8.86	10.00	64	11/25/2010	8.73	11.40
28	11/25/2007	8.57	10.00	65	12/25/2010	9.01	11.77
29	12/25/2007	8.85	10.00	66	01/25/2011	8.72	11.37
30	01/25/2008	8.57	10.00	67	02/25/2011	8.71	11.36
31	02/25/2008	8.56	10.00	68	03/25/2011	9.64	12.56
32	03/25/2008	9.15	10.13	69	04/25/2011	8.70	11.33
33	04/25/2008	8.55	10.00	70	05/25/2011	8.98	11.69
34	05/25/2008	8.84	10.00	71	06/25/2011	8.69	11.30
35	06/25/2008	8.55	10.00	72	07/25/2011	8.97	11.67
36	07/25/2008	9.16	10.88	73	08/25/2011	8.68	11.27
37	08/25/2008	8.86	10.52

(1) Assumes 1-month LIBOR remains constant at 3.38% and 6-month LIBOR remains constant at 3.81% and run at the prepayment assumption to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and includes any payments received from the Yield Maintenance Agreement.

Prepayment Sensitivity Tables to Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (Years)	13.18	1.58	1.21	1.00	0.86	0.76
Modified Duration (at par)	10.18	1.53	1.18	0.98	0.84	0.75
First Principal Payment Date	08/05	08/05	08/05	08/05	08/05	08/05
Last Principal Payment Date	01/26	05/08	08/07	04/07	12/06	10/06
Principal Payment Window (Months)	246	34	25	21	17	15
Class A-2
Avg. Life (Years)	25.03	6.31	4.23	3.00	2.08	1.79
Modified Duration (at par)	16.28	5.49	3.85	2.81	1.99	1.72
First Principal Payment Date	01/26	05/08	08/07	04/07	12/06	10/06
Last Principal Payment Date	06/34	11/17	10/13	08/11	07/08	11/07
Principal Payment Window (Months)	102	115	75	53	20	14
Class A-3
Avg. Life (Years)	28.91	12.33	8.24	6.08	3.98	2.43
Modified Duration (at par)	17.50	9.82	7.06	5.41	3.67	2.32
First Principal Payment Date	06/34	11/17	10/13	08/11	07/08	11/07
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	01/08
Principal Payment Window (Months)	1	1	1	1	21	3
Class M-1
Avg. Life (Years)	26.83	8.19	5.52	4.66	4.66	3.66
Modified Duration (at par)	16.54	6.87	4.89	4.23	4.24	3.40
First Principal Payment Date	10/28	08/09	10/08	05/09	03/10	01/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	61	28	1	16
Class M-2
Avg. Life (Years)	26.83	8.19	5.51	4.50	4.57	3.74
Modified Duration (at par)	16.47	6.86	4.88	4.09	4.17	3.47
First Principal Payment Date	10/28	08/09	09/08	02/09	10/09	04/09
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	62	31	6	1
Class M-3
Avg. Life (Years)	26.83	8.19	5.50	4.42	4.25	3.63
Modified Duration (at par)	16.43	6.85	4.87	4.02	3.90	3.37
First Principal Payment Date	10/28	08/09	09/08	01/09	07/09	12/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	62	32	9	5
Class M-4
Avg. Life (Years)	26.83	8.19	5.50	4.37	4.07	3.42
Modified Duration (at par)	16.27	6.82	4.86	3.98	3.74	3.19
First Principal Payment Date	10/28	08/09	09/08	12/08	04/09	10/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	62	33	12	7
Class M-5
Avg. Life (Years)	26.83	8.19	5.50	4.34	3.95	3.29
Modified Duration (at par)	16.22	6.81	4.85	3.94	3.63	3.07
First Principal Payment Date	10/28	08/09	08/08	11/08	02/09	08/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	34	14	9

Prepayment Sensitivity Tables to Call (Continued)
Class M-6
Avg. Life (Years)	26.83	8.19	5.50	4.31	3.85	3.20
Modified Duration (at par)	16.07	6.79	4.83	3.91	3.54	2.98
First Principal Payment Date	10/28	08/09	08/08	10/08	01/09	06/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	35	15	11
Class M-7
Avg. Life (Years)	26.83	8.19	5.50	4.29	3.78	3.12
Modified Duration (at par)	15.14	6.62	4.75	3.84	3.44	2.88
First Principal Payment Date	10/28	08/09	08/08	10/08	12/08	05/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	35	16	12
Class M-8
Avg. Life (Years)	26.83	8.19	5.50	4.27	3.72	3.07
Modified Duration (at par)	14.81	6.56	4.72	3.80	3.37	2.83
First Principal Payment Date	10/28	08/09	08/08	09/08	11/08	04/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	36	17	13
Class M-9
Avg. Life (Years)	26.83	8.19	5.50	4.26	3.68	3.02
Modified Duration (at par)	14.09	6.43	4.65	3.74	3.30	2.76
First Principal Payment Date	10/28	08/09	08/08	09/08	10/08	04/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	36	18	13
Class M-10
Avg. Life (Years)	26.83	8.19	5.50	4.25	3.65	2.98
Modified Duration (at par)	12.87	6.18	4.52	3.66	3.21	2.68
First Principal Payment Date	10/28	08/09	08/08	08/08	09/08	03/08
Last Principal Payment Date	06/34	11/17	10/13	08/11	03/10	04/09
Principal Payment Window (Months)	69	100	63	37	19	14

Prepayment Sensitivity Tables to Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (Years)	13.18	1.58	1.21	1.00	0.86	0.76
Modified Duration (at par)	10.18	1.53	1.18	0.98	0.84	0.75
First Principal Payment Date	08/05	08/05	08/05	08/05	08/05	08/05
Last Principal Payment Date	01/26	05/08	08/07	04/07	12/06	10/06
Principal Payment Window (Months)	246	34	25	21	17	15
Class A-2
Avg. Life (Years)	25.05	6.44	4.32	3.07	2.08	1.79
Modified Duration (at par)	16.28	5.57	3.92	2.86	1.99	1.72
First Principal Payment Date	01/26	05/08	08/07	04/07	12/06	10/06
Last Principal Payment Date	01/35	07/21	05/16	07/13	07/08	11/07
Principal Payment Window (Months)	109	159	106	76	20	14
Class A-3
Avg. Life (Years)	29.69	19.75	13.75	10.17	6.38	2.43
Modified Duration (at par)	17.76	13.77	10.61	8.36	5.52	2.32
First Principal Payment Date	01/35	07/21	05/16	07/13	07/08	11/07
Last Principal Payment Date	06/35	08/30	01/24	05/19	05/16	01/08
Principal Payment Window (Months)	6	110	93	71	95	3
Class M-1
Avg. Life (Years)	26.93	9.02	6.12	5.10	6.05	5.79
Modified Duration (at par)	16.58	7.33	5.29	4.56	5.36	5.13
First Principal Payment Date	10/28	08/09	10/08	05/09	07/10	01/08
Last Principal Payment Date	05/35	11/27	04/21	03/17	08/14	03/14
Principal Payment Window (Months)	80	220	151	95	50	75
Class M-2
Avg. Life (Years)	26.93	9.00	6.10	4.93	4.97	4.33
Modified Duration (at par)	16.50	7.30	5.27	4.41	4.49	3.96
First Principal Payment Date	10/28	08/09	09/08	02/09	10/09	04/09
Last Principal Payment Date	05/35	02/27	09/20	10/16	03/14	06/12
Principal Payment Window (Months)	80	211	145	93	54	39
Class M-3
Avg. Life (Years)	26.93	8.98	6.07	4.83	4.58	3.88
Modified Duration (at par)	16.46	7.29	5.25	4.33	4.16	3.57
First Principal Payment Date	10/28	08/09	09/08	01/09	07/09	12/08
Last Principal Payment Date	04/35	04/26	12/19	03/16	10/13	02/12
Principal Payment Window (Months)	79	201	136	87	52	39
Class M-4
Avg. Life (Years)	26.93	8.95	6.05	4.78	4.39	3.67
Modified Duration (at par)	16.31	7.24	5.22	4.27	3.99	3.39
First Principal Payment Date	10/28	08/09	09/08	12/08	04/09	10/08
Last Principal Payment Date	04/35	09/25	07/19	11/15	07/13	11/11
Principal Payment Window (Months)	79	194	131	84	52	38
Class M-5
Avg. Life (Years)	26.92	8.92	6.03	4.72	4.25	3.52
Modified Duration (at par)	16.25	7.22	5.20	4.23	3.87	3.26
First Principal Payment Date	10/28	08/09	08/08	11/08	02/09	08/08
Last Principal Payment Date	04/35	01/25	01/19	06/15	03/13	08/11
Principal Payment Window (Months)	79	186	126	80	50	37

Prepayment Sensitivity Tables to Maturity (Continued)
Class M-6
Avg. Life (Years)	26.92	8.88	5.99	4.68	4.13	3.42
Modified Duration (at par)	16.10	7.17	5.16	4.18	3.76	3.16
First Principal Payment Date	10/28	08/09	08/08	10/08	01/09	06/08
Last Principal Payment Date	03/35	05/24	06/18	01/15	11/12	05/11
Principal Payment Window (Months)	78	178	119	76	47	36
Class M-7
Avg. Life (Years)	26.92	8.83	5.95	4.62	4.04	3.31
Modified Duration (at par)	15.17	6.96	5.04	4.07	3.64	3.04
First Principal Payment Date	10/28	08/09	08/08	10/08	12/08	05/08
Last Principal Payment Date	02/35	07/23	10/17	08/14	07/12	02/11
Principal Payment Window (Months)	77	168	111	71	44	34
Class M-8
Avg. Life (Years)	26.91	8.76	5.90	4.56	3.95	3.24
Modified Duration (at par)	14.83	6.85	4.97	4.01	3.55	2.96
First Principal Payment Date	10/28	08/09	08/08	09/08	11/08	04/08
Last Principal Payment Date	02/35	08/22	02/17	01/14	02/12	10/10
Principal Payment Window (Months)	77	157	103	65	40	31
Class M-9
Avg. Life (Years)	26.90	8.65	5.83	4.49	3.87	3.16
Modified Duration (at par)	14.11	6.66	4.85	3.91	3.44	2.87
First Principal Payment Date	10/28	08/09	08/08	09/08	10/08	04/08
Last Principal Payment Date	01/35	08/21	06/16	07/13	09/11	06/10
Principal Payment Window (Months)	76	145	95	59	36	27
Class M-10
Avg. Life (Years)	26.88	8.49	5.71	4.41	3.77	3.07
Modified Duration (at par)	12.88	6.32	4.64	3.76	3.30	2.75
First Principal Payment Date	10/28	08/09	08/08	08/08	09/08	03/08
Last Principal Payment Date	11/34	06/20	08/15	12/12	03/11	01/10
Principal Payment Window (Months)	74	131	85	53	31	23

RASC 2005-KS7 - Collateral Characteristics (Aggregate)

Summary Report

Principal Balance	$400,057,036
Number of Mortgage Loans	2,711

Average Current Principal Balance	$147,568

Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	80.64%	10.00%	100.00%
Mortgage Rate	7.402%	5.290%	12.000%
Net Mortgage Rate	6.942%	4.740%	11.450%
Note Margin	6.235%	2.250%	10.250%
Maximum Mortgage Rate	13.689%	10.990%	17.125%
Minimum Mortgage Rate	6.836%	2.250%	10.450%
Next Rate Adj. (mos)	25	6	36
Remaining Term to Maturity (mos)	356	118	360
Credit Score	616	425	794

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	100.00%	Equity Refinance	58.56%
Purchase	33.89%
Occupancy	% of Loan Group	Rate/Term Refinance	7.55%
Primary Residence	93.57%
Non-Owner Occupied	4.01%	Property Type	% of Loan Group
Second/Vacation	2.41%	Single-family detached	76.04%
PUD (detached)	9.89%
Documentation	% of Loan Group	Two- to four-family units	3.19%
Full Documentation	65.54%	Condo Low-rise	4.44%
Reduced Documentation	34.46%	PUD (attached)	2.83%
Manufactured Home	1.97%
Servicing	% of Loan Group	Townhouse	1.58%
Homecomings	100.00%	Condo High-rise	0.03%

Product Type	% of Loan Group
ARM	86.75%	Percent of Pool
Fixed	13.25%	with Prepayment Penalty	68.38%

Credit Score Distribution of the Aggregate Loans

Average	Weighted
Current	% of Current	Current	Average
Range of	Number of	Principal	Principal	Principal	Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
less than 499	13	$1,422,481	0.36%	$109,422	67.49%
500 to 519	48	5,460,177	1.36	113,754	72.35
520 to 539	107	13,642,487	3.41	127,500	74.33
540 to 559	184	23,419,471	5.85	127,280	78.45
560 to 579	275	37,892,286	9.47	137,790	78.00
580 to 599	363	52,367,923	13.09	144,264	81.00
600 to 619	518	77,484,991	19.37	149,585	82.69
620 to 639	461	69,266,461	17.31	150,253	81.10
640 to 659	364	59,254,870	14.81	162,788	81.67
660 to 679	185	29,443,208	7.36	159,152	81.51
680 to 699	90	14,420,710	3.60	160,230	81.45
700 to 719	49	7,726,994	1.93	157,694	79.89
720 to 739	28	4,375,168	1.09	156,256	81.41
740 to 759	16	2,462,287	0.62	153,893	80.92
760 or greater	10	1,417,524	0.35	141,752	78.13
Total	2,711	$400,057,036	100.00%	$147,568	80.64%

Original Mortgage Loan Principal Balances of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	869	$58,056,176	14.51%	$66,808	603	73.78%
100,001 to 200,000	1,317	197,301,167	49.32	149,811	617	81.76
200,001 to 300,000	388	93,209,271	23.30	240,230	621	82.56
300,001 to 400,000	103	35,345,298	8.84	343,158	618	81.48
400,001 to 500,000	28	12,585,454	3.15	449,480	606	78.95
500,001 to 600,000	5	2,914,900	0.73	582,980	640	76.38
600,001 to 700,000	1	644,771	0.16	644,771	626	85.00
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Mortgage Rates of the Aggregate Loans

					Weighted	Weighted
				Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.000 to 5.499	10	$1,465,945	0.37%	$146,594	675	77.20%
5.500 to 5.999	54	10,903,270	2.73	201,912	654	80.44
6.000 to 6.499	200	36,597,657	9.15	182,988	650	79.48
6.500 to 6.999	561	96,701,335	24.17	172,373	630	79.05
7.000 to 7.499	476	74,887,241	18.72	157,326	621	79.67
7.500 to 7.999	628	90,818,454	22.70	144,615	610	82.01
8.000 to 8.499	322	43,545,725	10.88	135,235	592	83.20
8.500 to 8.999	265	28,677,667	7.17	108,218	580	83.10
9.000 to 9.499	79	7,115,424	1.78	90,069	573	80.00
9.500 to 9.999	67	6,120,783	1.53	91,355	557	79.64
10.000 to 10.499	32	2,097,754	0.52	65,555	558	78.20
10.500 to 10.999	12	786,832	0.20	65,569	522	67.58
11.000 to 11.499	2	234,829	0.06	117,415	504	76.37
11.500 to 11.999	2	70,520	0.02	35,260	524	60.00
12.000 to 12.499	1	33,600	0.01	33,600	530	60.00
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Net Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.500 to 4.999	9	$1,378,447	0.34%	$153,161	678	75.44%
5.000 to 5.499	38	7,616,453	1.90	200,433	655	79.23
5.500 to 5.999	205	36,916,391	9.23	180,080	645	78.42
6.000 to 6.499	502	85,963,798	21.49	171,243	629	78.73
6.500 to 6.999	557	91,122,927	22.78	163,596	622	80.15
7.000 to 7.499	590	85,973,500	21.49	145,718	609	82.31
7.500 to 7.999	370	49,055,847	12.26	132,583	595	83.71
8.000 to 8.499	250	26,237,567	6.56	104,950	584	82.52
8.500 to 8.999	85	7,717,112	1.93	90,790	578	78.31
9.000 to 9.499	64	5,314,048	1.33	83,032	558	80.07
9.500 to 9.999	28	2,016,928	0.50	72,033	560	78.58
10.000 to 10.499	8	405,070	0.10	50,634	536	64.67
10.500 to 10.999	2	234,829	0.06	117,415	504	76.37
11.000 to 11.499	3	104,120	0.03	34,707	526	60.00
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Original Loan-to-Value Ratios of the Aggregate Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	108	$9,001,532	2.25%	$83,348	593
50.01 to 55.00	41	4,426,031	1.11	107,952	613
55.01 to 60.00	72	6,586,771	1.65	91,483	586
60.01 to 65.00	77	11,428,958	2.86	148,428	601
65.01 to 70.00	153	21,205,571	5.30	138,599	591
70.01 to 75.00	252	32,826,986	8.21	130,266	599
75.01 to 80.00	1,030	152,492,430	38.12	148,051	627
80.01 to 85.00	290	44,480,167	11.12	153,380	609
85.01 to 90.00	471	82,663,119	20.66	175,506	618
90.01 to 95.00	205	32,818,316	8.20	160,089	617
95.01 to 100.00	12	2,127,155	0.53	177,263	646
Total	2,711	$400,057,036	100.00%	$147,568	616

Geographical Distribution of Mortgaged Properties of the Aggregate Loans
		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alaska	3	$453,000	0.11%	$151,000	590	78.10%
Alabama	59	6,013,482	1.50	101,923	614	80.48
Arkansas	14	1,252,798	0.31	89,486	589	82.99
Arizona	128	21,435,382	5.36	167,464	618	80.81
California	140	34,454,263	8.61	246,102	628	76.35
Colorado	62	11,213,265	2.80	180,859	630	82.43
Connecticut	51	9,934,520	2.48	194,795	624	79.97
District of Columbia	3	454,900	0.11	151,633	571	64.00
Delaware	2	357,000	0.09	178,500	621	74.12
Florida	348	55,087,122	13.77	158,296	621	80.36
Georgia	97	13,025,403	3.26	134,283	611	82.90
Hawaii	1	135,301	0.03	135,301	724	80.00
Iowa	17	1,736,880	0.43	102,169	605	80.31
Idaho	14	1,641,606	0.41	117,258	635	79.33
Illinois	128	19,431,214	4.86	151,806	621	81.72
Indiana	80	7,820,459	1.95	97,756	602	83.40
Kansas	11	1,150,013	0.29	104,547	630	81.71
Kentucky	36	3,359,010	0.84	93,306	605	83.43
Louisiana	41	4,366,670	1.09	106,504	596	80.09
Massachusetts	38	8,221,014	2.05	216,342	601	78.76
Maryland	43	8,503,356	2.13	197,752	621	80.54
Maine	8	821,615	0.21	102,702	616	76.10

Geographical Distribution of Mortgaged Properties of the Aggregate Loans (continued)

Michigan	168	21,556,435	5.39	128,312	621	81.54
Minnesota	87	14,751,604	3.69	169,559	622	81.26
Missouri	69	6,862,426	1.72	99,455	616	83.45
Mississippi	36	3,967,140	0.99	110,198	598	83.27
Montana	2	433,000	0.11	216,500	657	81.76
North Carolina	56	7,331,286	1.83	130,916	608	83.68
North Dakota	2	200,200	0.05	100,100	568	78.00
Nebraska	10	1,046,823	0.26	104,682	608	81.54
New Hampshire	2	361,623	0.09	180,811	616	92.76
New Jersey	30	6,130,890	1.53	204,363	603	77.03
New Mexico	11	1,343,973	0.34	122,179	635	81.78
Nevada	65	12,793,612	3.20	196,825	631	78.45
New York	19	3,305,781	0.83	173,988	612	76.77
Ohio	85	9,500,590	2.37	111,772	612	82.96
Oklahoma	29	2,551,453	0.64	87,981	598	81.17
Oregon	16	3,072,062	0.77	192,004	608	77.51
Pennsylvania	143	19,277,732	4.82	134,809	597	81.82
Rhode Island	8	1,626,413	0.41	203,302	641	86.10
South Carolina	39	4,132,263	1.03	105,955	594	81.37
South Dakota	3	344,926	0.09	114,975	604	73.16
Tennessee	63	6,291,786	1.57	99,870	612	80.58
Texas	165	20,323,834	5.08	123,175	618	80.67
Utah	23	3,858,192	0.96	167,747	611	86.07
Virginia	102	17,785,809	4.45	174,371	606	79.88
Washington	39	6,121,499	1.53	156,962	605	78.65
Wisconsin	101	12,881,362	3.22	127,538	606	83.01
West Virginia	8	777,485	0.19	97,186	609	80.70
Wyoming	6	558,564	0.14	93,094	622	85.07
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Mortgage Loan Purpose of the Aggregate Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,579	$234,263,487	58.56%	$148,362	606	79.65%
Purchase	919	135,597,472	33.89	147,549	632	82.51
Rate/Term Refinance	213	30,196,077	7.55	141,766	621	79.98
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Occupancy Type of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	2,503	$374,353,123	93.57%	$149,562	615	80.79%
Non Owner-occupied	156	16,057,022	4.01	102,930	630	75.15
Second/Vacation	52	9,646,891	2.41	185,517	638	83.87
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Mortgaged Property Types of the Aggregate Loans

			Average	Weighted	Weighted
	Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Single Family (detached)	2,084	$304,186,783	76.04%	$145,963	614	80.75%
Detached PUD	210	39,565,512	9.89	188,407	620	82.15
Condo under 5 stories	123	17,772,671	4.44	144,493	638	80.53
Two to Four Family Units	85	12,756,129	3.19	150,072	616	77.37
Attached PUD	67	11,305,687	2.83	168,742	616	81.90
Manufactured Home	88	7,865,005	1.97	89,375	623	74.64
Townhouse/rowhouse	51	6,309,447	1.58	123,715	605	78.14
Leasehold	2	160,500	0.04	80,250	594	78.97
Condo over 8 stories	1	135,301	0.03	135,301	724	80.00
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Mortgage Loan Documentation Types of the Aggregate Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	1,865	$262,212,879	65.54%	140,596.72	605	80.97%
Reduced Documentation	846	137,844,157	34.46	162,936.36	637	80.03
Total:	2,711	$400,057,036	100.00%	147,568.07	616	80.64%

Prepayment Penalty Terms of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	860	$126,489,480	31.62%	$147,081	612	79.59%
Other	5	654,071	0.16	130,814	642	82.45
12	108	20,121,846	5.03	186,313	622	82.37
24	1,236	181,036,521	45.25	146,470	615	81.44
36	499	71,577,838	17.89	143,443	624	79.98
60	3	177,280	0.04	59,093	592	85.21
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

(1) Other means not None, 12, 24, 36 or 60 months.

Credit Grade of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	1,633	$254,408,832	63.59%	$155,792	638	82.16%
AX	384	58,099,213	14.52	151,300	601	78.30
AM	343	48,087,044	12.02	140,195	576	81.36
B	194	23,425,493	5.86	120,750	552	75.67
C	111	12,248,389	3.06	110,346	536	71.24
CM	46	3,788,065	0.95	82,349	527	66.36
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Interest Only Term of the Aggregate Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	2,480	$351,047,214	87.75%	$141,551	612	80.52%
24	29	6,548,699	1.64	225,817	644	81.46
36	11	2,201,280	0.55	200,116	649	85.78
60	191	40,259,843	10.06	210,785	644	81.28
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Note Margin of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	440	$53,000,000	13.25%	$120,455	618	78.05%
2.000 to 2.499	6	1,012,112	0.25	168,685	628	77.48
2.500 to 2.999	1	243,500	0.06	243,500	694	79.00
3.000 to 3.499	5	882,229	0.22	176,446	617	79.77
3.500 to 3.999	6	988,407	0.25	164,735	626	82.98
4.000 to 4.499	32	5,526,757	1.38	172,711	626	82.35
4.500 to 4.999	77	14,141,135	3.53	183,651	627	79.93
5.000 to 5.499	202	34,268,777	8.57	169,647	639	77.35
5.500 to 5.999	456	76,510,371	19.12	167,786	629	79.16
6.000 to 6.499	501	80,657,570	20.16	160,993	620	81.44
6.500 to 6.999	467	70,411,741	17.60	150,775	610	82.51
7.000 to 7.499	262	35,458,395	8.86	135,337	586	84.16
7.500 to 7.999	137	16,203,951	4.05	118,277	582	84.05
8.000 to 8.499	46	4,637,726	1.16	100,820	577	80.12
8.500 to 8.999	47	3,888,365	0.97	82,731	565	79.46
9.000 to 9.499	22	1,884,203	0.47	85,646	561	79.72
9.500 to 9.999	3	193,832	0.05	64,611	544	73.27
10.000 to 10.499	1	147,965	0.04	147,965	575	90.00
Total:	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Maximum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	440	$53,000,000	13.25%	$120,455	618	78.05%
10.000 to 10.999	1	112,000	0.03	112,000	719	87.00
11.000 to 11.999	28	4,586,185	1.15	163,792	664	80.11
12.000 to 12.999	356	61,579,619	15.39	172,976	631	77.01
13.000 to 13.999	1,066	172,543,515	43.13	161,861	621	81.25
14.000 to 14.999	649	91,199,333	22.80	140,523	601	83.64
15.000 to 15.999	142	14,696,157	3.67	103,494	571	80.22
16.000 to 16.999	28	2,165,226	0.54	77,330	556	77.09
17.000 to 17.999	1	175,000	0.04	175,000	485	70.00
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Minimum Mortgage Rates of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	440	$53,000,000	13.25%	$120,455	618	78.05%
2.000 to 2.999	6	1,012,112	0.25	168,685	628	77.48
3.000 to 3.999	1	193,500	0.05	193,500	572	90.00
4.000 to 4.999	18	2,844,651	0.71	158,036	644	72.71
5.000 to 5.999	361	61,919,016	15.48	171,521	633	76.92
6.000 to 6.999	874	143,716,846	35.92	164,436	622	81.27
7.000 to 7.999	659	98,555,059	24.64	149,552	607	82.92
8.000 to 8.999	250	29,778,648	7.44	119,115	592	83.67
9.000 to 9.999	81	7,553,747	1.89	93,256	563	79.54
10.000 to 10.999	21	1,483,457	0.37	70,641	559	78.22
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Next Interest Rate Adjustment Date of the Aggregate Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	440	$53,000,000	13.25%	$120,455	618	78.05%
January 2006	1	53,189	0.01	53,189	657	85.00
February 2006	1	126,108	0.03	126,108	688	95.00
March 2006	1	80,034	0.02	80,034	425	90.00
August 2006	1	143,075	0.04	143,075	602	90.00
September 2006	2	426,094	0.11	213,047	600	88.68
November 2006	3	632,920	0.16	210,973	634	90.21
December 2006	4	609,766	0.15	152,442	613	84.47
January 2007	2	217,378	0.05	108,689	642	87.61
February 2007	16	1,715,456	0.43	107,216	639	83.75
March 2007	38	3,934,221	0.98	103,532	605	77.91
April 2007	122	15,988,400	4.00	131,052	623	78.39
May 2007	350	51,576,744	12.89	147,362	619	82.35
June 2007	1,094	169,338,086	42.33	154,788	615	81.10
July 2007	309	49,281,944	12.32	159,488	603	82.08
October 2007	1	132,166	0.03	132,166	581	95.00
March 2008	5	789,900	0.20	157,980	648	83.83
April 2008	21	3,500,988	0.88	166,714	619	76.40
May 2008	38	6,045,710	1.51	159,098	617	78.66
June 2008	175	29,417,991	7.35	168,103	624	79.98
July 2008	87	13,046,865	3.26	149,964	620	78.13
Total	2,711	$400,057,036	100.00%	$147,568	616	80.64%

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
N/A(1)	57	$7,354,375	1.84%	$129,024	632	73.70%
less than 20	88	9,783,630	2.45	111,178	617	77.01
21 - 25	155	16,922,282	4.23	109,176	615	77.85
26 - 30	223	29,386,132	7.35	131,776	608	77.79
31 - 35	329	44,479,659	11.12	135,197	612	80.22
36 - 40	433	64,395,000	16.10	148,718	619	81.09
41 - 45	626	99,853,582	24.96	159,511	622	81.01
46 - 50	592	94,703,139	23.67	159,972	617	82.23
51 - 55	207	32,899,931	8.22	158,937	595	81.30
56 - 60	1	279,307	0.07	279,307	616	80.00
Total:	2,711	$400,057,036	100.00%	$147,568	616	80.64%

(1) Loans are generally originated under the "Streamline Refi" or "Limited Doc" programs.

JPMorgan Contact List
North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Marty Friedman	834-5727	Brian McDonald	834-4154
	Tom Rimini	834-5308	Andy Cherna	834-4154
	Swapna Putcha	834-5435	Randall Outlaw	834-4154
	Alissa Smith	834-5432	Melissa Traylor	834-4154
	Kathryn Bauer	834-9986	Brian McDonald	834-4154

Structuring:	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor